Provisions	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Provisions
17.	Provisions
Changes in provisions are as follows:

	Yen in millions
	Provisions for drug product safety assessment	Other	Total
Year ended March 31, 2020	—	205	205
Increase	852	135	987
Usage	—	(92)	(92)

Year ended March 31, 2021	852	248	1,100

Current	284	104	388
Non-current	568	144	712

In order to prepare for the drug product safety assessment required under the amendment of the quality guideline issued by Japanese authority in conformity with International Conference for Harmonization (ICH)
-Q3D,
Sawai recognizes as ‘provision for product safety assessments’ which represents the estimated amount of costs to be incurred for future assessments for the goods and products that have been manufactured. Such costs are normally expected to be paid evenly over the next three years. Other provisions mainly consists of asset retirement obligations of ROU assets.